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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 24, 2003

                             COMMUNITY BANCORP INC.
             (Exact name of registrant as specified in its charter)



         Delaware                       000-26505                33-0859354
(State of other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 Incorporation or organization                              Identification No.)


          900 Canterbury Place, Suite 300, Escondido, California 92025
                    (Address of principal executive offices)



                                 (760) 432-1100
              (Registrant's telephone number, including area code)

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ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

     On June 24, 2003 the Company issued a press release announcing a management change. The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference to this report.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)      Exhibits
Exhibit
Number      Description
-------     -----------

99.1        Press Release dated June 24, 2003



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2003

                                           Community Bancorp Inc.



                                           By:   /s/ Thomas E. Swanson
                                           ------------------------------------
                                           Thomas E. Swanson
                                           President and Chief Executive Officer




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                                  EXHIBIT INDEX

Exhibit
Number            Description                                  Page No.
------            -----------                                  --------
99.1              Press Release dated June 24, 2003               4